EXHIBIT 32
EMULEX CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Emulex Corporation (the Company) on Form 10-K for the period ended June 29, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffrey W. Benck, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey W. Benck
Jeffrey W. Benck
President and Chief Executive Officer
August 28, 2014
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Emulex Corporation (the Company) on Form 10-K for the period ended June 29, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kyle B. Wescoat, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kyle B. Wescoat
Kyle B. Wescoat
Senior Vice President and Chief Financial Officer
August 28, 2014